UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                           BUCYRUS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-50858

                 Delaware                              39-0188050
         (State of Incorporation)          (IRS Employer Identification No.)

                                   P.O Box 500
                              1100 Milwaukee Avenue
                        South Milwaukee, Wisconsin 53172
              (Address of Principal Executive Offices and Zip Code)

                                 (414) 768-4000
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Amendments to Credit Agreement

      On October 18, 2006, Bucyrus International, Inc. ("Bucyrus" or the "Company") entered into Amendment No. 3 to its Amended and Restated Loan and Security Agreement, dated as of May 27, 2005, by and among the Company, Minserco, Inc., Boonville Mining Services, Inc., the guarantor named therein, the lenders party thereto, GMAC Commercial Finance LLC, as agent and sole lead arranger, JPMorgan Chase Bank, N.A., as documentation agent, and LaSalle Bank National Association, as syndication agent (the "Credit Agreement"). Amendment No. 3 was executed primarily to authorize the Company to enter into guarantees in connection with the performance of its subsidiaries under the contract previously announced by the Company pursuant to which Anglo Coal Australia Pty. Ltd. will purchase a Bucyrus 8750AC walking dragline. On September 15, 2006, the Company entered into Amendment No. 2 to the Credit Agreement, which amendment primarily increased the maximum of the revolving advance amount under the Credit Agreement from $135,000,000 to $200,000,000. Amendment No. 1, which was entered into on August 14, 2006, had previously increased the maximum of the revolving advance amount under the Credit Agreement from $120,000,000 to $135,000,000.

      The foregoing descriptions of Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Director Compensation

      On October 18, 2006, the Board of Directors of the Company approved an increase from $25,000 to $30,000 in the annual cash retainer fee to be paid to non-employee directors of the Company, which fees would be payable in advance on a quarterly basis effective January 1, 2007. The Board also adopted Non-Employee Directors Stock Fee Guidelines (the "Stock Fee Guidelines"), pursuant to which non-employee directors would receive as an additional retainer fee $55,000 worth of fully-vested Company stock at each annual shareholders' meeting or upon initial election or new appointment to the Board (with a prorated stock grant being made for non-employee directors whose initial election or new appointment occurs on or after July 1). The Stock Fee Guidelines will become effective on January 1, 2007 and it is intended that any shares of Company stock would be issued pursuant to the Company's 2004 Equity Incentive Plan, as amended. The foregoing description of the Stock Fee Guidelines does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Fee Guidelines, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Non-Employee Director Deferred Compensation Plan

      At its October 18, 2006 meeting, the Board of Directors of the Company approved an Amended and Restated Non-Employee Director Deferred Compensation Plan (the "Director Deferred Compensation Plan"). The principle amendments are intended to permit deferral of stock fees (which, if deferred, must be deferred into stock units), to expand the investment alternatives for deferred cash fees, to expand the distribution options, to add specific death benefit provisions and to transfer general administrative authority to the Company's Nominating and Corporate Governance Committee. The foregoing description of the Director Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Deferred Compensation Plan, a copy of which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Supplemental Executive Retirement Plan

      At its October 18, 2006 meeting, the Board of Directors of the Company approved the Bucyrus International, Inc. Supplemental Executive Retirement Plan (the "SERP"). The SERP, which became effective on October 20, 2006 and will apply to the Company's 2006 fiscal year, provides an allocation to employees in the positions of General Manager, Vice President and higher equal to the amount that cannot be allocated to such employees under

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the Company's cash balance retirement plan due to the IRS-imposed compensation limit. Benefits are to be paid under the SERP at the later of the participating employee's separation from service or specified age in a lump sum or in 5 or 10 annual installments, as the participating employee elects. The foregoing description of the SERP does not purport to be complete and is qualified in its entirety by reference to the full text of the SERP, a copy of which is filed herewith as Exhibit 10.6 and is incorporated herein by reference.

Executive Deferred Compensation Plan

      At its October 18, 2006 meeting, the Board of Directors of the Company approved the Bucyrus International, Inc. Executive Deferred Compensation Plan (the "Executive Deferred Compensation Plan"). The Executive Deferred Compensation Plan, which will become effective beginning with the 2007 calendar year, permits employees in the positions of General Manager, Vice President or higher to elect to defer base salary and bonus into the Executive Deferred Compensation Plan and provides for a matching contribution from the Company equal to 50% of the total amount deferred, capped at 3% of the participating employee's compensation in excess of the IRS-imposed compensation limit. Benefits under the Executive Deferred Compensation Plan are to be paid at the later of the participating employee's separation from service or specified age in a lump sum or in 5 or 10 annual installments, as the participating employee elects. The foregoing description of the Executive Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Deferred Compensation Plan, a copy of which is filed herewith as Exhibit 10.7 and is incorporated herein by reference.

Amendments to 2004 Equity Incentive Plan and 1998 Management Stock Option Plan

      At its October 18, 2006 meeting, the Board of Directors of the Company adopted amendments to its Amended and Restated 2004 Equity Incentive Plan (the "2004 Plan"). The amendments primarily were intended to require, rather than allow, the Compensation Committee of the Board to adjust outstanding stock awards in the case of certain events affecting the common stock of the Company, such as stock splits, and to change the manner of determining the exercise price of future stock options from the average of the highest and lowest prices on the date of grant to the closing price on the date of grant. The Board of Directors did not deem these amendments to be material and, therefore, will not be seeking shareholder approval with respect to the amendments. Consequently, the amendments became effective upon Board approval.

      The Compensation Committee of the Board also took action at its October 18, 2006 meeting to equitably adjust the share reserves and other share limitations contained in the 2004 Plan and the Company's 1998 Management Stock Option Plan (the "1998 Plan") and the outstanding equity awards under the 2004 and 1998 Plans on account of the Company's 3-for-2 stock split that was effected on March 29, 2006, as required under the 2004 and 1998 Plans, by multiplying such share numbers by 1.5.

      The foregoing description of the amendments to the 2004 and 1998 Plans does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated 2004 and 1998 Plans, copies of which are filed herewith as Exhibits 10.8 and 10.9, respectively, and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

      See Item 7.01. Regulation FD Disclosure, below.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".

      On October 23, 2006, the Company issued a press release announcing summary unaudited results for the three and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.       Description
-----------       -----------------------------------------------------

10.1 Amendment No. 1, dated as of August 14, 2006, to Registrant's Credit Agreement.

10.2 Amendment No. 2, dated as of September 15, 2006, to Registrant's Credit Agreement.

10.3 Amendment No. 3, dated as of October 18, 2006, to Registrant's Credit Agreement.

10.4              Non-Employee Directors Stock Fee Guidelines.

10.5              Amended and Restated Non-Employee Director Deferred
                  Compensation Plan.

10.6              Supplemental Executive Retirement Plan.

10.7              Executive Deferred Compensation Plan.

10.8              Amended and Restated 2004 Equity Incentive Plan.

10.9              Amended and Restated 1998 Management Stock Option Plan.

10.10 Form of Performance Share Award Agreement under Amended and Restated 2004 Equity Incentive Plan.

10.11 Form of Stock Appreciation Rights Agreement under Amended and Restated 2004 Equity Incentive Plan.

99.1 Press Release of the Registrant, dated October 23, 2006, announcing summary unaudited results for the three and nine months ended September 30, 2006 and other matters.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BUCYRUS INTERNATIONAL, INC.

                                           By:     /s/ Craig R. Mackus
                                                   -----------------------------
                                           Name:   Craig R. Mackus
                                           Title:  Chief Financial Officer
                                                   and Secretary

Dated: October 24, 2006